SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 20, 2005
FullNet Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Oklahoma
(State or Other Jurisdiction of Incorporation)

000-27031	73-1473361
(Commission file number)	(IRS employer identification no.)
201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102
(Address of Principal Executive Offices, Including Zip Code)
(405) 236-8200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
On September 16, 2005, FullNet Communications, Inc. (“FullNet”) engaged Murrell, Hall, McIntosh & Co. PLLP as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2005, and thereby dismissed Evans, Gaither & Associates, PLLC. The decision to change independent accountants was approved by the Board of Directors of FullNet.
The reports of Evans, Gaither & Associates, PLLC on FullNet’s financial statements for the past two years ended December 31, 2004 and subsequent interim periods contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. The reports of Evans, Gaither & Associates, PLLC on FullNet’s financial statements for the past two years ended December 31, 2004 did however contain explanatory paragraphs describing an uncertainty about FullNet’s ability to continue as a going concern.
At no time did FullNet Communications have any disagreements with Evans, Gaither & Associates, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Evans, Gaither & Associates, PLLC , would have caused them to make reference thereto in their report on the financial statements for such year.
During the fiscal year ended December 31, 2004 and all subsequent interim periods and to September 16, 2005, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
FullNet delivered a copy of this Form 8-K report to Evans, Gaither & Associates, PLLC on September 16, 2005, and requested that Evans, Gaither & Associates, PLLC furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Evans, Gaither & Associates, PLLC agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Evans, Gaither & Associates, PLLC to the SEC dated September 20, 2005.
During the fiscal year ended December 31, 2004 and to September 16, 2005, FullNet has not consulted with Murrell, Hall, McIntosh & Co. PLLP on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FullNet’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16	Letter from Evans, Gaither & Associates, PLLC to the Securities and Exchange Commission dated September 20, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.
By:	/s/ Timothy J. Kilkenny
Timothy J. Kilkenny
Chief Executive Officer

Dated: September 16, 2005

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16	Letter from Evans, Gaither & Associates, PLLC to the Securities and Exchange Commission dated September 20, 2005.